UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM

8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 5, 2019

AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

Maryland (American Homes 4 Rent) Delaware (American Homes 4 Rent, L.P.)	001-36013 333-221878-02	46-1229660 80-0860173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30601 Agoura Road, Suite 200
Agoura Hills
,
California
91301
(Address of Principal Executive Offices) (Zip Code)
(805)
413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
 8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series D perpetual preferred shares of beneficial interest, $.01 par value	AMH-D	New York Stock Exchange
Series E perpetual preferred shares of beneficial interest, $.01 par value	AMH-E	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.

American Homes 4 Rent (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) certain information that updates and supplements the general discussion of the tax considerations relating to our qualification as a REIT described in the sections entitled “Certain U.S. Federal Income Tax Considerations” in the base prospectuses that are part of our Securities and Exchange Commission registration statements on Form
S-3ASR
(No.
333-221878)
and Form
S-3ASR
(No.
333-219720)(together,
the “Registration Statements”).
In addition, as of the date hereof, the Exhibit 8.1 and Exhibit 23.1 to this Form
8-K
hereby supersede and replace the Exhibit 8 tax opinions and related Exhibit 23 consents filed with the Registration Statements, and any reference in a prospectus or prospectus supplement to the Registration Statements to a law firm passing on federal income tax matters for us shall be deemed to refer to the Exhibit 8.1 opinion in this Form
8-K.
Various statements contained in Exhibit 99.1 that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. The Company’s forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. The Company has based these forward-looking statements on its current expectations and assumptions about future events. While the Company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These and other important factors, including those discussed or incorporated by reference in the Company’s Annual Report on Form
 10-K
 for the year ended December 31, 2018, filed with the SEC, and, from time to time, in other reports that the Company files with the SEC or in other documents that the Company publicly disseminates, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.
Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 8.1—Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

Exhibit 23.1—Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (contained in the opinion filed as Exhibit 8.1 hereto).

Exhibit 99.1—Supplemental United Stated Federal Income Tax Considerations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 5, 2019

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel

AMERICAN HOMES 4 RENT, L.P.

By:	American Homes 4 Rent, its general partner

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel